Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

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                                    FMB BANK
               (Exact name of trustee as specified in its charter)

MARYLAND                                                         52-0312840
(State or other jurisdiction                                  (I.R.S. Employer
of incorporation or formation)                               Identification No.)

25 SOUTH CHARLES STREET
BALTIMORE, MARYLAND                                                 21201
(Address of principal executive offices)                          (Zip code)


                      GREGORY K. THORESON, GENERAL COUNSEL
                                    FMB BANK
                             25 SOUTH CHARLES STREET
                            BALTIMORE, MARYLAND 21201
                                 (410) 244-3800
      (Name, address and telephone number of agent for service of process)

                           FINOVA CAPITAL CORPORATION
               (Exact name of obligor as specified in its charter)

         DELAWARE                                                86-0695381
(State or other jurisdiction                                  (I.R.S. Employer
of incorporation or formation)                               Identification No.)



P.O. BOX 2209
1850 N. CENTRAL AVENUE
PHOENIX, ARIZONA                                                 85002-2209
(Address of principal executive offices)                         (Zip code)

                                 DEBT SECURITIES
                       (Title of the indenture securities)

ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

         Federal Reserve Bank of Richmond, Richmond, Virginia 23261 Maryland Bank Commission, Baltimore, Maryland 21201
         Federal Deposit Insurance Corporation,
            Washington, D.C. 20429.

         (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.


ITEM 16. LIST OF EXHIBITS.

         List below all exhibits filed as a part of this statement of eligibility.

EXHIBIT
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1  A copy of the articles of association of the trustee as now in effect is incorporated herein by reference to Exhibit 1 to Form T-1 (Exhibit 25 to the Registration Statement on Form S-3, Registration No. 333-27305)

2 A copy of the certificate of authority of the trustee to commence business is incorporated herein by reference to Exhibit T1-2 to Form T-1 (Exhibit 26 to the Registration Statement on Form S-2, Registration No. 2-98697)

3 A copy of the authorization of the trustee to exercise corporate trust powers is incorporated herein by reference to Exhibit T1-3 of Amendment No. 1 to Form T-1 (Exhibit 26 to the Registration Statement on Form S-3, Registration No. 33-18373)

4 A copy of the existing bylaws of the trustee is incorporated herein by reference to Exhibit 4 to Form T-1 (Exhibit 25 to the Registration Statement on Form S-3, Registration No. 333-27305)

5  Not applicable

6  The consent of the trustee required by Section 321(b) of the Act

7 A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority

8  Not applicable

9  Not applicable
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                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, FMB Bank, a corporation organized and existing under the laws of the state of Maryland, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Baltimore and State of Maryland, on May 26, 1999.

                                                  FMB Bank


                                                  By: /s/Robert D. Brown
                                                      --------------------------
                                                      Robert D. Brown
                                                      Vice President

                                                                       EXHIBIT 6

                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the issuance by FINOVA Capital Corporation, we hereby consent that reports of examination by Federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                                  FMB Bank


                                                  By: /s/Robert D. Brown
                                                      --------------------------
                                                      Robert D. Brown
                                                      Vice President

                                                                       EXHIBIT 7

Report of Condition Consolidating Domestic and Foreign Subsidiaries of FMB Bank, Baltimore, Maryland, at the close of business on December 31, 1998 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161, Charter No. 04822, Comptroller of the Currency, Richmond District.

CONSOLIDATED REPORT OF CONDITION
(Dollars in Thousands)

ASSETS

Cash and balances due from depository institutions:
         Noninterest-bearing balances
           and currency and coin ..............................      $ 1,199,940
         Interest-bearing balances ............................            6,943
Securities:
  Held-to-maturity securities .................................              -0-
  Available-for-sale securities ...............................        4,602,042
Federal funds sold and securities purchased
  under agreements to resell ..................................          123,418
Loans and lease financing receivables:
  Loans and leases, net of unearned income ....................       10,501,474
  LESS: Allowance for loan and lease losses ...................          154,697
  LESS: Allocated transfer risk reserve .......................            1,400
  Loans and leases, net of unearned income,
         allowance, and reserve ...............................       10,345,377
Trading assets ................................................          118,269
Premises and fixed assets (including
  capitalized leases) .........................................          188,979
Other real estate owned .......................................           12,416
Investments in unconsolidated subsidiaries
  and associated companies ....................................           58,643
Customers' liability to this bank
  on acceptances outstanding ..................................           12,253
Intangible assets .............................................           91,109
Other assets ..................................................          355,315

         TOTAL ASSETS .........................................       17,114,704
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
LIABILITIES

Deposits:
  In domestic offices ........................................       $11,898,282
         Noninterest-bearing .................................         3,228,185
         Interest-bearing ....................................         8,610,097
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs ...................................           517,687
         Noninterest-bearing .................................                 0
         Interest-bearing ....................................           517,687
Federal funds purchased and securities
  sold under agreements to repurchase ........................         2,223,081
Demand notes issued to the U.S. Treasury .....................            56,020
Trading liabilities ..........................................            71,866
Other borrowed money:
  With a remaining maturity of one year or less ..............               -0-
  With a remaining maturity of more than one year
    through three years ......................................           200,000
  With a remaining maturity of more than three
    years ....................................................               239
Bank's liability on acceptances
  executed and outstanding ...................................            12,253
Subordinated notes and debentures ............................           219,000
Other liabilities ............................................           565,161

         TOTAL LIABILITIES ...................................       $15,763,589
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EQUITY CAPITAL

Perpetual preferred stock and related surplus ................               -0-
Common Stock .................................................            18,448
Surplus ......................................................           765,562
Undivided profits and capital reserves .......................           543,808
Net unrealized holding gains (losses)
  on available-for-sale securities ...........................            23,297
Cumulative foreign currency translation
  adjustments ................................................               -0-

         TOTAL EQUITY CAPITAL ................................       $ 1,351,115

         TOTAL LIABILITIES AND EQUITY CAPITAL ................       $17,114,704
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